EXHIBIT 32.1

GULF WEST SECURITY NETWORK, INC.

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Gulf West Security Network, Inc. (the "Company"), does hereby certify with respect to the Year End Report of the Company on Form 10-K for the period ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), to the best of the undersigned's knowledge that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2018	By:	/s/ Louis J. Resweber
Louis J. Resweber
Chief Executive Officer